EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited condensed pro forma balance sheet as of June 30, 2014 was prepared as if the acquisition was effective as of such date. The unaudited condensed pro forma statements of operations for the year ended September 30, 2013 and the nine months ended June 30, 2014 were prepared as if the acquisition was effective on October 1, 2012.

The unaudited condensed pro forma financial statements should be read in conjunction with the financial statements of Citius Pharmaceuticals, LLC included herein and the financial statements of Trail One, Inc. included in its annual report on Form 10-K for the year ended September 30, 2013 and its unaudited financial statements included in its quarterly report on Form 10-Q for the nine months ended June 30, 2014.

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operation of the combined business after the acquisition of Citius Pharmaceuticals, LLC by Trail One, Inc. or of the financial position or results of operations of the combined business that would have actually occurred had the acquisition been effected as of the dates described above. The acquisition will be accounted for as a reverse acquisition wherein Citius will be treated as the acquirer for accounting purposes since it will control the combined business.

TRAIL ONE, INC.
CONDENSED PRO FORMA BALANCE SHEET JUNE 30, 2014 (Unaudited)

	Trail One, Inc.	Citius Pharmaceuticals, LLC	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet
ASSETS
Current Assets
Cash and cash equivalents	$-	$23,443	$1,630,835	(D)	$1,654,278
Deferred offering costs	-	25,000	(25,000)	(E)	-
Total Current Assets	-	48,443	1,605,835		1,654,278

Other Assets
Trademarks	-	5,401	-		5,401

Total Assets	$-	$53,844	$1,605,835		$1,659,679

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,481	$136,774	$(1,481)	(G)	$136,774
Accrued interest	674	202,849	(188,595)	(A)
			(674)	(G)	14,254
Notes payable	29,196	600,000	(29,196)	(G)	600,000
Subordinated convertible promissory note	-	350,000	(350,000)	(A)	-
Due to related party	-	56,134	-		56,134
Total Current Liabilities	31,351	1,345,757	(569,946)		807,162

Convertible promissory notes	-	1,685,000	(1,685,000)	(A)	-
Derivative warrant liability	-	-	1,531,896	(H)	1,531,896

Total Liabilities	31,351	3,030,757	(723,050)		2,339,058

Stockholders’ Equity
Preferred stock - $0.001 par value per share; 10,000,000 shares authorized;
no shares issued and outstanding	-	-	-		-
Common stock - $0.001 par value per share; 90,000,000 shares authorized;
90,000,000 shares authorized pro forma;
18,000,000 shares issued and outstanding at June 30, 2014,
30,025,286 shares issued and outstanding pro forma	18,000	-	(13,000)	(B)
			21,625	(C)
			3,400	(D)	30,025

Additional paid-in capital	62,532	-	13,000	(B)
			4,750,770	(C)
			1,627,435	(D)
			(25,000)	(E)
			(111,883)	(F)
			31,351	(G)
			(1,531,896)	(H)	4,816,309

Members' contributions	-	2,548,800	2,223,595	(A)
			(4,772,395)	(C)	-

Accumulated deficit	(111,883)	(5,525,713)	111,883	(F)
			-		(5,525,713)
Total Stockholders’ Equity (Deficit)	(31,351)	(2,976,913)	2,328,885		(679,379)

Total Liabilities and Stockholders’ Equity (Deficit)	$-	$53,844	$1,605,835		$1,659,679

TRAIL ONE, INC.
CONDENSED PRO FORMA STATEMENT OF OPERATIONS FOR TRAIL ONE, INC.'s YEAR ENDED SEPTEMBER 30, 2013
AND CITIUS PHARMACEUTICALS, LLC's YEAR ENDED DECEMBER 31, 2013 (Unaudited)

	Trail One, Inc.	Citius Pharmaceuticals, LLC	Pro Forma Adjustments	Notes	Pro Forma Statement of Operations

Revenues	$-	$-	$-		$-

Operating Expenses
General and administrative	28,118	690,396	-		718,514
Research and development	-	492,136	-		492,136

Total Operating Expenses	28,118	1,182,532	-		1,210,650

Operating Loss	(28,118)	(1,182,532)	-		(1,210,650)

Other Expense
Interest expense	(3,251)	(105,471)			(108,722)
Total OtherExpense	(3,251)	(105,471)	-		(108,722)

Loss before Income Taxes	(31,369)	(1,288,003)	-		(1,319,372)
Income tax benefit	-	-	-		-
Net Loss	$(31,369)	$(1,288,003)	$-		$(1,319,372)

Basic and Diluted Net Loss Per Common Share					$(0.04)

Weighted Average Number of Common Shares Outstanding
Trail One, Inc. - Historical as adjusted for the reverse acquisition					5,000,000
Shares issued to Citius Pharmaceuticals, LLC members				(C)	21,625,219
Shares issued in Citius Pharmaceuticals' private placement				(D)	3,400,067
Pro Forma basic and diluted					30,025,286

TRAIL ONE, INC.
CONDENSED PRO FORMA STATEMENT OF OPERATIONS FOR TRAIL ONE, INC.'s NINE MONTHS ENDED JUNE 30, 2014
AND CITIUS PHARMACEUTICALS, LLC's NINE MONTHS ENDED JUNE 30, 2014 (Unaudited)

	Trail One, Inc.	Citius Pharmaceuticals, LLC	Pro Forma Adjustments	Notes	Pro Forma Statement of Operations

Revenues	$-	$-	$-		$-

Operating Expenses
General and administrative	16,004	105,624	-		121,628
Research and development	-	437,397	-		437,397

Total Operating Expenses	16,004	543,021	-		559,025

Operating Loss	(16,004)	(543,021)	-		(559,025)

Other Expense
Interest expense	(663)	(109,246)	-		(109,909)
Total Other Expense	(663)	(109,246)	-		(109,909)

Loss before Income Taxes	(16,667)	(652,267)	-		(668,934)
Income tax benefit	-	-	-		-
Net Loss	$(16,667)	$(652,267)	$-		$(668,934)

Basic and Diluted Net Loss Per Common Share					$(0.02)

Weighted Average Number of Common Shares Outstanding
Trail One, Inc. - Historical as adjusted for the reverse acquisition					5,000,000
Shares issued to Citius Pharmaceutical, LLC members				(C)	21,625,219
Shares issued in Citius Pharmaceuticals private placement				(D)	3,400,067
Pro Forma basic and diluted					30,025,286

Notes to the Unaudited Condensed Pro Forma Financial Statements

On September 12, 2014, Trail One, Inc. acquired all of the outstanding membership interests of Citius Pharmaceuticals, LLC and Citius Pharmaceuticals, LLC became a wholly-owned subsidiary of Trail One, Inc. As a result of the acquisition, the former members of Citius Pharmaceuticals, LLC received an aggregate of 21,625,219 shares of Trail One, Inc. common stock in connection with the acquisition of the 21,625,219 outstanding membership interests of Citius Pharmaceuticals, LLC., the private placement investors received 3,400,067 shares of Trail One, Inc., and together they held approximately 83.3% of the issued and outstanding common stock of Trail One, Inc. immediately after the acquisition. Accounting principles generally accepted in the United States generally require that a company whose security holders retain the majority voting interest in the combined business be treated as the acquirer for financial reporting purposes. The acquisition was accounted for as a reverse acquisition whereby Citius Pharmaceuticals, LLC was deemed to be the accounting acquirer.

(A)
To record the July 31, 2014 conversion by Citius Pharmaceuticals, LLC of the $2,035,000 convertible promissory notes and accrued interest of $196,058 into 3,667,886 member interests of Citius Pharmaceuticals, LLC. Accrued interest was $188,595 as of June 30, 2014.

(B)	To record the reverse stock split at a ratio of approximately 0.65:1 which reduced the shares from 18,000,000 to 11,250,000. After the reverse stock split certain shareholders cancelled 6,250,000 shares. After the reverse stock split and the cancellation, there were 5,000,000 shares issued and outstanding.

(C)
To record the issuance of 21,625,219 shares of common stock in connection with the acquisition of all of the 21,625,219 outstanding membership interests of Citius Pharmaceuticals, LLC. Following the acquisition, Citius Pharmaceuticals, LLC will operate as a wholly-owned subsidiary of Trail One, Inc.

(D)
To record the sale of 3,400,067 Units of Trail One, Inc. in connection with the reverse acquisition for a purchase price of $0.60 per Unit. Each Unit consists of one share of Trail One, Inc. and a five-year warrant to purchase one share of Trail One, Inc. at an exercise price of $0.60 per share. Net proceeds of the offering were $1,630,835 after deducting the placement agent’s fee of $204,004, a non-accountable expense allowance of $61,201, and $144,000 of other offering expenses paid at the closing.

(E)	To net the $25,000 of deferred offering costs at June 30, 2014 against the proceeds of the 2014 private placement of the Units.

(F)	To eliminate Trail One, Inc.’s accumulated deficit in conjunction with the reverse acquisition.

(G)	To eliminate Trail One, Inc.’s liabilities that are not being assumed by Citius Pharmaceuticals, LLC in the reverse acquisition.

(H)
To record the $1,531,896 derivative warrant liability for the fair value of the 3,400,067 warrants included in the Units sold to investors, the 680,013 warrants underlying the placement agent’s Unit warrants and the 1,000,000 warrants issued for investment banking services.

(I)
No adjustments were made to the pro forma statements of operations for the change in the fair value of the derivative warrant liability as if the acquisition occurred on October 1, 2012. The change in fair value was not material for the year ended September 30, 2013 and the nine months ended June 30, 2014.